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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 7, 2006

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                0-556                                   68-0365195
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      (Commission File Number)              (IRS Employer Identification No.)

  200 Vernon Street, Roseville, California                95678
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTIONS OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On December 7, 2006, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved the establishment of base salaries in 2007 for the Company's officers below as follows:

            Steven C. Oldham    $425,000
            (President and Chief Executive Officer)

            Fred A. Arcuri      $275,000
            (Senior Vice President and Chief Operating Officer)

            Philip A. Grybas    $250,000
            (Senior Vice President and Chief Financial Officer)

            Bill M. DeMuth      $210,000
            (Senior Vice President and Chief Technical Officer)

         In addition, the Board of Directors established short-term bonus targets in 2007 for each officer above. The specific bonus targets for the officers named above is as follows: Steven C. Oldham, $150,000; Fred A. Arcuri, $110,000; Philip A. Grybas, $75,000; and Bill M. DeMuth, $75,000.

         Each officer's bonus will be dependent upon financial metrics, on the one hand, and other operational and strategic metrics, on the other, in each instance to be determined by the Compensation Committee. It is anticipated that bonuses, to be paid in cash, would be paid to the extent earned in late 2007 or early 2008. The Employment Agreement between the Company and Steven C. Oldham provides for his short-term bonus, to the extent earned, to be paid in restricted stock units, convertible into shares of Company common stock upon the cessation of his employment with the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUREWEST COMMUNICATIONS

Date: December 8, 2006                           By: /s/ Philip A. Grybas
                                                     ---------------------------
                                                     Senior Vice President
                                                     and Chief Financial Officer

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